CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2017	Jun. 16, 2017	Dec. 31, 2016	Dec. 31, 2007
SHAREHOLDERS' EQUITY
Common Share, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	180,000,000		180,000,000
Common Stock, shares issued (in shares)	141,969,666		101,969,666
Common Stock, shares outstanding (in shares)	141,969,666		101,969,666